UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006
SunCom Wireless Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15325 (Commission File Number)	23-2974475 (I.R.S. Employer Identification No.)
1100 Cassatt Road
Berwyn, Pennsylvania
19312
(Address Of Principal Executive Offices, Including Zip Code)
(610) 651-5900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On August 15, 2006, SunCom Wireless Holdings, Inc. issued a press release announcing the return of Michael E. Kalogris as Holdings’ Chairman and Chief Executive Officer after a medical leave of absence resulting from injuries sustained in an automobile accident. Scott Anderson, a director of Holdings, had been serving as interim Chairman and Eric Haskell, our Executive Vice President and Chief Financial Officer, had been serving as interim Chief Executive Officer during Mr. Kalogris’ absence. A copy of this press release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
          (a) Not applicable.
          (b) Not applicable.
          (c) Not applicable.
          (d) Exhibit:
               99.1 Press release, dated August 15, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOM WIRELESS HOLDINGS, INC.
Date: August 15, 2006	By:	/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
Senior Vice President of Legal and Regulatory Affairs